UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2011 (August 25, 2011)
VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35204	62-1698183

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee	37215

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 665-6000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On August 25, 2011, Vanguard Health Systems, Inc. (the “Company”) issued a press release announcing its operating results for its fourth quarter and fiscal year ended June 30, 2011. For information regarding the operating results, the Company hereby incorporates by reference herein the information set forth in its Press Release dated August 25, 2011, a copy of which is attached hereto as Exhibit 99.1 (the “Earnings Release”).
The Earnings Release contains a non-GAAP financial measure, Adjusted EBITDA. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the Earnings Release of Adjusted EBITDA to the most directly comparable GAAP financial measure to Adjusted EBITDA, net income (loss) attributable to Vanguard Health Systems, Inc. stockholders.
The Company defines Adjusted EBITDA as income (loss) before interest expense (net of interest income), income taxes, depreciation and amortization, non-controlling interests, gain or loss on the disposal of assets, equity method income, stock compensation, monitoring fees and expenses, realized gains or losses on investments, debt extinguishment costs, acquisition related expenses, impairment and restructuring charges, pension expense (credits) and discontinued operations, net of taxes. Monitoring fees and expenses represent fees and reimbursed expenses paid to affiliates of The Blackstone Group and Metalmark Subadvisor LLC for advisory and oversight services. It is reasonable to expect these reconciling items to occur in future periods, but for many of them the amounts recognized can vary significantly from period to period, do not relate directly to the ongoing operations of our healthcare facilities and complicate period comparisons of our results of operations and operations comparisons with other healthcare companies. Adjusted EBITDA should not be considered as a substitute for net income (loss) attributable to Vanguard Health Systems, Inc. stockholders, operating cash flows or other cash flow statement data determined in accordance with GAAP. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use, since it does not consider certain cash requirements such as interest payments, tax payments and other debt service requirements. Because Adjusted EBITDA is not a GAAP measure and is susceptible to varying calculations, Adjusted EBITDA, as presented by the Company, may not be comparable to similarly titled measures of other companies.

Further, as additional supplementary financial disclosures covered by Regulation G, the Company is hereby providing (1) an EBITDA-related, non-GAAP financial measure, the Adjusted EBITDA Margin, for certain completed accounting periods and (2) a calculation of certain of the financial covenants under its senior secured credit agreement, for the twelve months ended June 30, 2011, as well as presenting the reconciliations required by Regulation G (collectively, the “Supplementary Financial Information”). The Supplementary Financial Information is attached hereto as Exhibits 99.2 and 99.3 and is incorporated by reference herein.
Adjusted EBITDA is a measure used by management to evaluate its operating performance. Management believes that Adjusted EBITDA and the Supplementary Financial Information provide useful information about the Company’s financial performance on the same basis as that viewed by management to investors, lenders, financial analysts and rating agencies. These groups have historically used EBITDA-related measures in the healthcare industry, along with other measures, to estimate the value of a company, to make informed investment decisions, to evaluate a company’s operating performance compared to that of other companies in the healthcare industry and to evaluate a company’s leverage capacity and its ability to meet its debt service. Adjusted EBITDA eliminates the uneven effect of non-cash depreciation of tangible assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting. Adjusted EBITDA also eliminates the effects of changes in interest rates, which management believes relate to general trends in global capital markets, but are not necessarily indicative of a company’s operating performance.
A limitation of Adjusted EBITDA, however, is that it does not reflect the periodic cost of certain capitalized assets that the Company uses to generate its revenues. The Company evaluates these costs through other financial measures such as capital expenditures. Adjusted EBITDA also excludes net interest expense, which is a significant expense because of the Company’s substantial indebtedness. Many of the items excluded from Adjusted EBITDA result from decisions outside the control of operating management and may differ significantly from company to company due to differing long-term decisions regarding capital structure, capital investment strategies, the tax jurisdictions in which the companies operate and unique circumstances of acquired entities. Adjusted EBITDA is also used by the Company’s management to measure individual performance for incentive compensation purposes and as an analytical indicator for purposes of allocating resources to its operating businesses and assessing their performance, both internally and relative to the Company’s peers, as well as to evaluate the performance of the Company’s healthcare facilities and their regional and local management teams.

The disclosures in Item 2.02 of this Report and the Exhibits attached hereto shall be deemed “furnished” and not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Report and the Exhibits attached hereto may only be incorporated by reference in another filing under the Exchange Act or under the Securities Act of 1933, as amended, if such subsequent filing specifically references and incorporates the information in Item 2.02 of this Report or the Exhibits attached hereto.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits. The exhibits filed as part of this Report are listed in the Exhibit Index which is located at the end of this Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 25, 2011	VANGUARD HEALTH SYSTEMS, INC. (Registrant)

	BY:	/s/ Ronald P. Soltman Ronald P. Soltman
Executive Vice President, General Counsel & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Vanguard Health Systems, Inc. dated August 25, 2011 announcing fourth quarter and fiscal year ended June 30, 2011 operating results

99.2	Adjusted EBITDA Margin

99.3	Calculation of Certain Financial Covenants under Senior Secured Credit Agreement

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